EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Charles E. Tyson, Chief Executive Officer of LL Flooring Holdings, Inc. (the "Registrant"), and Nancy A. Walsh, Chief Financial Officer of the Registrant, each hereby certifies that, to the best of his knowledge:

1.           The Registrant's annual report on Form 10-K for the year ended December 31, 2021, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Charles E. Tyson	/s/ Nancy A. Walsh
Charles E. Tyson	Nancy A. Walsh
Chief Executive Officer (Principal Executive Officer)	Chief Financial Officer (Principal Financial Officer)

Date: February 22, 2022	Date: February 22, 2022